ASSIGNMENT AGREEMENT


THIS ASSIGNMENT AGREEMENT is made effective the 25th day of February, 1999


BETWEEN:

                           ABDE HOLDINGS LTD., a company duly incorporated pursuant to the laws of the Province of British Columbia and having its registered office located at #1107 - 11871 Horseshoe Way Richmond, British Columbia V7A 5H5

                           (the "Assignor")
AND:

                           579782 B.C. LTD., a company duly incorporated pursuant to the laws of the Province of British Columbia and having its registered office located at #201 - 1190 Hornby Street, Vancouver, British Columbia V6Z 2K5

                           (the "Assignee")

WHEREAS:

A.       The Assignee is a wholly owned subsidiary of the Assignor;

B. Pursuant to the terms of an Agreement for Purchase and Sale (the "Asset Agreement") dated January 13, 1999 between Revere Communications Inc. ("Revere") and the Assignor, a copy of which is attached hereto as Schedule "A", the Assignor has acquired certain assets of Revere (the "Assets");

C. The Assignor now wishes to assign to the Assignee all of its right, title and interest in and to the Agreement and the Assets to the Assignee and the Assignee is willing to accept the assignment on and subject to there terms and conditions hereof

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the sum of $1.00 now paid by the Assignee to the Assignor, the receipt and sufficiency whereof is hereby acknowledged by the Assignor, the parties hereto agree as follows:

1. The Assignor does hereby assign to the Assignee all of its right, title and interest in and to the Asset Agreement and the Assets and all benefits to be derived therefrom subject to the covenants, provisions and conditions on the part of the Assignor therein contained.

2. The Assignee agrees to perform the obligations of the Assignor in accordance with the terms of the Asset Agreement and be bound to Revere in accordance with the terms and conditions of the Asset Agreement.

3. The Assignor represents and warrants to the Assignee that:

(a) the Assignor is entitled to assign the Asset Agreement and has obtained all necessary consents to such assignment;

(b) the Assignee may enjoy the rights and benefits derived under the Asset Agreement without interruption by the Assignor or any party claiming through the Assignor;

(c)             there  are  no  contra   accounts,   set-offs  or  counterclaims
                whatsoever against the Assignor with respect to the assignment contemplated hereby; and

(d)             the  Assignor  has  not   previously   assigned,   postponed  or
                encumbered in any manner the Assets or any portion thereof.

      4. The Asset Agreement and all covenants, provisios, powers and matters and things whatsoever therein contained shall continue to be in full force and effect except only as amended herein.

      5. The parties hereto acknowledge that they have each received independent legal advice with respect to the terms of this Agreement and the transactions contemplated herein or have knowingly and willingly elected not to do so. The parties hereto further acknowledge that this Agreement has been prepared by Century Capital Management Ltd. as a convenience to the parties only, and that Century Capital Management Ltd. has not provided any of the parties hereto with any professional advice with respect to this Agreement.

      IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.


                                                     ABDE HOLDINGS LTD.


                                                   By:
                                                   Authorized Signatory


                                                   579782 B.C. LTD.


                                                    By:
                                                    Authorized Signatory


      THE HEREIN ASSIGNMENT IS CONSENTED TO
      pursuant to section 7.3 of the Asset Agreement
      this         day of February, 1999

      REVERE COMMUNICATIONS INC.


      By:
             Authorized Signatory